SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


Commission          Registrant, State of Incorporation,         I.R.S Employer
  File No.             Address, and Telephone Number          Identification No.
----------          -----------------------------------       ------------------

  1-15467                   Vectren Corporation                   35-2086905
                         (An Indiana Corporation)
                          20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000

  1-16739             Vectren Utility Holdings, Inc.              35-2104850
                         (An Indiana Corporation)
                          20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
------------------------------------

Vectren Corporation (the Company), an energy holding and applied technology company, announced earnings guidance for 2005 and reaffirmed earnings guidance for 2004. A copy of the press release is furnished as Exhibit 99-1 to this current report.

Vectren senior management will provide an outlook for 2005 during a meeting with the financial community scheduled at noon EST, Tuesday, November 9, 2004. A copy of the slides to be used in that presentation is furnished as Exhibit 99-2 to this Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VECTREN CORPORATION
                                     VECTREN UTILITY HOLDINGS, INC.

November 8, 2004


                                     By:  /s/ M. Susan Hardwick
                                     -------------------------------------------
                                     M. Susan Hardwick
                                     Vice President and Controller

                                INDEX TO EXHIBITS


The following Exhibits are furnished as part of this Report to the extent described in Item 7.01:

 Exhibit
  Number       Description
 -------       -----------

   99-1 Press Release - Vectren Corporation Announces 2005 Earnings Guidance and Reaffirms 2004 Earnings Guidance

   99-2        Financial  Community   Presentation

   99-3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995